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                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 2, 2002
                                                           -----------

                                ELCOR CORPORATION
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                        1-5341               75-1217920
------------------------------      ----------------------   -----------------
(State or other jurisdiction of     Commission File Number   (I.R.S. Employer
incorporation or organization)                               Identification No.)


             14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                    75254-8890
--------------------------------------------                    ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code             (972)851-0500
                                                               -------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
Item 4.  Changes in Registrant's Certifying Accountant.                                                    1
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.                               1
SIGNATURES                                                                                                 2
EXHIBIT INDEX
EX-16.1 Letter Re: Change in Certifying Accountant


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Item 4.  Changes in Registrant's Certifying Accountant.

On May 2, 2002, based on a recommendation of the audit committee, the board of directors of Elcor Corporation, a Delaware corporation (the "Company"), approved the engagement of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent auditors for the fiscal year ending June 30, 2002, to replace Arthur Andersen LLP ("Arthur Andersen"), whose engagement as the Company's auditors ended immediately. This action followed the decision to seek proposals from independent accountants to audit the Company's financial statements.

Arthur Andersen's audit reports on the Company's financial statements as of and for the two most recent fiscal years, which ended June 30, 2000 and 2001 respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years, which ended June 30, 2000 and 2001, respectively, and the subsequent interim period through May 2, 2002:

           (i) there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports;

          (ii) none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

         (iii) the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events described in item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing statements. A letter from Arthur Andersen, dated May 2, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number   Description
-------  -----------
16.1     Letter of Arthur Andersen LLP regarding change in certifying accountant.


                                       1
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                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          ELCOR CORPORATION




DATE:         May 8, 2002                 /s/ Harold R. Beattie, Jr.
     ---------------------------          ---------------------------
                                          Harold R. Beattie, Jr.
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


                                          /s/ Leonard R. Harral
                                          ---------------------
                                          Leonard R. Harral
                                          Vice President and Chief
                                          Accounting Officer



                                       2
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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------
16.1     Letter of Arthur Andersen LLP regarding change in certifying accountant.